                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                       EDUCATIONAL DEVELOPMENT CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                       EDUCATIONAL DEVELOPMENT CORPORATION
                              10302 EAST 55TH PLACE
                           TULSA, OKLAHOMA 74146-6515

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 26, 2001

TO THE SHAREHOLDERS OF
   EDUCATIONAL DEVELOPMENT CORPORATION:

     The 2001 Annual Meeting of Shareholders of Educational Development Corporation, a Delaware Corporation ("EDC" or the "Company"), will be held June 26, 2001, at 2:00 P.M., at the Sheraton Tulsa, 10918 East 41st Street, Tulsa, Oklahoma, for the following purposes:

     1.   To elect one nominee as Class III Director;

     2. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Only shareholders of record at the close of business on May 4, 2001 are entitled to notice of and to vote at the meeting.

     You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, you are requested to sign and return the enclosed proxy as promptly as possible in the enclosed postage paid envelope. You may revoke your Proxy at any time before it is exercised at the meeting.

                            BY ORDER OF THE BOARD OF DIRECTORS

                            /s/ RANDALL W. WHITE
                            CHAIRMAN OF THE BOARD AND PRESIDENT

TULSA,  OKLAHOMA
MAY 21, 2001

                       EDUCATIONAL DEVELOPMENT CORPORATION
                              10302 EAST 55TH PLACE
                           TULSA, OKLAHOMA 74146-6515

                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of Proxies by the management of EDUCATIONAL DEVELOPMENT CORPORATION, a Delaware corporation (the "Company" or "EDC"), for use at the Annual Meeting of Shareholders of the Company to be held at the Sheraton Tulsa, 10918 East 41st Street, Tulsa, Oklahoma, on Tuesday, June 26, 2001, commencing at 2:00 P.M., and at all continuations and adjournments thereof. This Proxy Statement and accompanying form of Proxy are first being mailed to shareholders on or about May 21, 2001.

                             SOLICITATION OF PROXIES

     A shareholder giving a Proxy has the power to revoke it at any time before its exercise. A Proxy may be revoked by filing with the Secretary of the Company a written revocation or a duly executed Proxy bearing a later date. A Proxy will be suspended if the shareholder who executed it is present at the meeting and elects to vote in person.

     This solicitation is made on behalf of the Board of Directors of the Company. The cost of soliciting these Proxies will be borne by the Company. In addition to solicitation by mail, the Company may make arrangements with brokerage houses and other custodians, nominees and fiduciaries to forward Proxies and proxy material to their principals and may reimburse them for their expenses in so doing. Certain officers and employees of the Company may solicit Proxies by telephone, facsimile or personally from some shareholders whose Proxies are not promptly received. Such officers and employees will receive no compensation other than their regular salaries, but they will be reimbursed for any expenses incurred in making such solicitation. Properly executed Proxies in the accompanying form which are filed before the meeting and not revoked will be voted in accordance with the directions and specifications contained therein.

                                VOTING SECURITIES

     The Company's $.20 par value common stock is the only class of capital stock authorized by its Amended and Restated Certificate of Incorporation. The number of shares which may be voted at the meeting or any adjournment thereof is 3,912,000 shares, which was the number outstanding as of May 4, 2001, the record date. Each shareholder is entitled to one vote for each share held except that cumulative voting is authorized with respect to the election of directors. In other words, solely for the purpose of electing directors, each share will entitle the holder thereof to a number of votes equal to the number of directors being elected and each shareholder may cast all of his votes for a single nominee, or may distribute them among any two or more nominees. The presence in person or by proxy of the holders of a majority of the shares issued and outstanding at the meeting will constitute a quorum for the transaction of business. Votes will be tabulated by an inspector of election appointed by the Board of Directors of the Company.

                      PRINCIPAL HOLDERS OF VOTING SECURITIES

     As of May 4, 2001, the following were the only persons known to management of the Company to be beneficial owners of more than five percent of the Company's outstanding common stock. Unless otherwise noted, the persons named below have sole voting and investment power with respect to such shares.

   Name and Address of           Amount of Beneficial               Percent of
    Beneficial Owner                  Ownership                     Class (1)
    ----------------             --------------------               ---------
    Randall W. White
    10385 South 76th E. Ave.
    Tulsa, Oklahoma  74133            843,493(2)                     20.1%

    Robert D. Berryhill
    P.O. Box 1120
    Bixby, Oklahoma  74008-1120       375,000(3)                      9.6%

----------

(1) The Percent of Class was calculated on the basis of the number of outstanding shares plus the number of shares which may be acquired pursuant to currently exercisable stock options, however, shares which may be acquired by such person pursuant to currently exercisable stock options are not deemed outstanding for purposes of computing the Percent of Class of shares beneficially owned by any other person.

(2) Includes 275,200 shares as to which Mr. White has the right to acquire beneficial ownership through the exercise of currently exercisable stock options.

(3) Includes 10,000 shares as to which Mr. Berryhill has the right to acquire beneficial ownership through the exercise of currently exercisable stock options.


            COMMON STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     As of May 4, 2001, the directors and nominees of the Company and the directors and executive officers of the Company as a group were the beneficial owners of the following amount of shares of common stock of the Company.
Unless otherwise noted, the persons named below have sole voting and investment power with respect to such shares.



    NAMES OF DIRECTORS AND               AMOUNT OF BENEFICIAL       PERCENT OF
NOMINEES AND IDENTITY OF GROUP                 OWNERSHIP             CLASS (1)
------------------------------           --------------------       ----------
     G. Dean Cosgrove                               30,000(2)              .8%
     John M. Lare                                   30,850(2)              .8%
     James F. Lewis                                 93,160(2)             2.4%
     Robert D. Berryhill                           375,000(2)             9.6%
     Randall W. White                              843,493(3)            20.1%
     All directors and executive officers        1,558,532(4)            35.8%
        as a group (8 persons)

(1) The Percent of Class was calculated on the basis of the number of outstanding shares plus the number of shares which may be acquired by such person or group pursuant to currently exercisable stock options, however, shares which may be acquired by such person or group pursuant to currently exercisable stock options are not deemed outstanding for purposes of computing the Percent of Class for shares beneficially owned by any other person or group.

(2) Includes 10,000 shares each as to which Messrs. Berryhill, Cosgrove, Lare and Lewis have the right to acquire beneficial ownership through the exercise of currently exercisable stock options.

(3) Includes 275,200 shares as to which Mr. White has the right to acquire beneficial ownership through the exercise of currently exercisable stock options.

(4) Includes 435,200 shares as to which all directors and executive officers have the right to acquire beneficial ownership through the exercise of currently exercisable stock options.

                               NUMBER OF DIRECTORS

     The Amended and Restated Certificate of Incorporation and By-laws of the Company provide that the number of directors which shall constitute the whole Board of Directors shall not be less than three (3) nor more than fifteen (15). Within said limits, the number of directors shall be determined by resolution of the Board of Directors or by the shareholders at the annual meeting. The Board of Directors has adopted a resolution establishing five (5) as the number of directors of the Company.

                             ELECTION OF DIRECTORS

     In accordance with the Amended and Restated Certificate of Incorporation and By-laws of the Company, the directors are divided into three classes, Class I, Class II and Class III, and are elected for a full term of office expiring at the third succeeding annual shareholders meeting following the election to office and when a successor is duly elected and qualified. The By-laws provide that such classes shall be as nearly equal in number as possible. The term of office of Class III directors expires at the annual meeting of shareholders to be held on June 26, 2001, the term of office of Class I directors expires at the annual meeting of shareholders in 2002 and the term of office of Class II directors expires at the annual meeting of shareholders in 2003. At the Annual Meeting of Shareholders announced herein, one director shall be chosen to serve as Class III director. He will be elected for a full term of office expiring at the annual meeting of shareholders in 2004, and will serve until a successor or successors are duly elected and qualified. Unless authority to do so is withheld, the persons named as proxies in the accompanying form of Proxy will vote the shares represented thereby for the following nominee designated by the Board of Directors to serve as Class III director. Although it is not anticipated that the nominee will be unwilling or unable to serve, if the nominee should decline or be unable to act as a director, the persons named as proxies in the accompanying form of Proxy may, unless authority to do so is withheld, vote for any substitute nominee proposed by the Board of Directors. The business experience shown for the nominee has been his principal occupation for at least the past five years.

     The affirmative vote of a plurality of the shares present in person or by proxy at the meeting and entitled to vote is required for the election of directors. An abstention from voting will be tabulated as a vote for the election of directors and will be included in computing the number of shares present for purposes of determining the presence of a quorum for the meeting.

                                     NOMINEE




            DIRECTOR
    NAME AND BUSINESS EXPERIENCE                                           AGE   CLASS  SINCE
    ----------------------------                                           ---   -----  -----
RANDALL W. WHITE                                                           59     III    1984
       Chairman of the Board of EDC since September 1986, President of EDC since January 1986, and Treasurer of EDC since February
       1984. From February 1980 until joining EDC in January 1983,
       Mr. White served as the Chief Financial Officer of Nicor
       Drilling Company, Tulsa, Oklahoma, an oil and gas drilling company.



                              CONTINUING DIRECTORS


           DIRECTOR
    NAME AND BUSINESS EXPERIENCE                                           AGE   CLASS  SINCE
    ----------------------------                                           ---   -----  -----
JOHN M. LARE                                                               54      I     1986
        President of Pegasus Foods, Inc., an owner and operator of
        Mexican quick service restaurants since March, 1995. From
        October, 1992 to January, 1995, Mr. Lare was a Director and
        Vice President - Finance and Administration for Webco
        Industries, Inc., a manufacturer and distributor of steel
        tubing. From 1989 to October 1992, Mr. Lare was a Principal for Pegasus Venture Capital and the Argent Group, investment banking and leverage buyout firms.

                                                                           AGE   CLASS  SINCE
                                                                           ---   -----  -----
JAMES F. LEWIS                                                             59      I     1992
        CEO of The Lewis Companies Inc., a Tulsa based holding firm that owns or controls the following firms: Oil Capital
        Electric Inc., KBL Inc., FCE Inc., OMNI Mechanical Services,
        Engineering Design Group Inc. and various real estate
        holdings. He has been the CEO for the past twenty-seven years.
        He serves on the Oklahoma Bank IV advisory board of directors.

ROBERT D. BERRYHILL                                                        55     II     1986
        Private Investor. Vice Chairman of the Board of EDC since
        October 1986. He was President of Original Chili Bowl, Inc.,
        Tulsa, Oklahoma, a food manufacturing business, from August
        1965 until January, 1992, and was Vice President thereof for five years prior to his election as President.

G. DEAN COSGROVE                                                           67     II     1986
        Independent Consultant since 1985. He served as Financial Vice
        President and Treasurer of Mapco Inc., Tulsa, Oklahoma, an
        energy company, from May 1984 until July 1985, and served as
        Vice President and Treasurer thereof from January 1981 until
        May 1984.


                    THE BOARD OF DIRECTORS AND ITS COMMITTEES

     During the fiscal year ended February 28, 2001, the Board of Directors held four meetings. Each director attended all meetings of the Board of Directors, except for Robert D. Berryhill who did not attend one meeting.

     The only standing committees of the Board of Directors are described as follows:

          (i) The Executive Committee is responsible for assisting management in establishing long-range plans, budgets and marketing and development plans. The Executive Committee consists of Messrs. Cosgrove, Berryhill and White. No separate meetings of this committee were held during the fiscal year ended February 28, 2001, all committee actions having been taken by the Board of Directors as a whole during the regular Board of Directors' meetings.

          (ii) The Compensation Committee is responsible for administering the Company's 1992 Incentive Stock Option Plan. The Compensation Committee consists of Messrs. Berryhill and Cosgrove. No separate meetings of this Committee were held during the fiscal year ended February 28, 2001, all committee actions having been taken by the Board of Directors as a whole during the regular Board of Directors' meetings.

         (iii) The Audit Committee is composed of three independent directors (as defined by NASDAQ). The Audit Committee consists of Messrs. Cosgrove, Lare and Lewis. Their activities are governed by a written charter (see Appendix A). The Audit Committee reviews the Company's financial statements and any audit reports from the independent accountants. The Audit Committee annually considers the qualifications of the independent auditor of the Company and makes recommendations to the Board on the engagement of the independent auditor. No separate meetings of this Committee were held during the fiscal year ended February 28, 2001, all committee actions have been taken by the Board of Directors as a whole during the regular Board of Directors' meetings. In May, 2001, the Audit Committee met with the independent accountants (see Report of the Audit Committee elsewhere in this Proxy Statement).

     The Board of Directors has no nominating committee.

                            COMPENSATION OF DIRECTORS

     As compensation for all services rendered as a director of the Company, the Company has a standard arrangement whereby a director who is not also an officer of the Company is paid $250 for each directors' meeting attended in person. Each director who is not also an officer of the Company and who is a member of and who attends a meeting of one of the Committees of the Board of Directors is paid $150 for such attendance. Directors are not paid for directors' meetings or Committee meetings held by means of conference telephone calls.

                          COMPLIANCE WITH SECTION 16(a)

     Under Section 16(a) of the Securities Exchange Act of 1934, the Company's directors, its executive officers, and any persons holding more than ten percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission and to furnish the Company with a copy of each such report. Specific due dates for these reports have been established and the Company is required to disclose in this proxy statement any failure to file by these dates during and with respect to fiscal year 2001. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, during and with respect to fiscal year 2001, all Section 16(a) filing requirements were satisfied except the following: John M. Lare, a director of the Company failed to file one report on a timely basis.

                             EXECUTIVE COMPENSATION

     The following table sets forth certain information with respect to the compensation of the Company's President during the fiscal years ended February 28, 2001, February 29, 2000 and February 28, 1999.

                           SUMMARY COMPENSATION TABLE


                                                              LONG TERM COMPENSATION
                                                          -------------------------------
                                 ANNUAL COMPENSATION              AWARDS          PAYOUTS
                                 -------------------      ---------------------   -------
 NAME                                                 OTHER                                        ALL
 AND                                                  ANNUAL     RESTRICTED     #                 OTHER
 PRINCIPAL            FISCAL                         COMPEN-       STOCK    OPTIONS/     LTIP    COMPEN-
 POSITION              YEAR      SALARY    BONUS    SATION (1)     AWARDS     SARs     PAYOUTS   SATION
 --------             ------     ------   -------   ----------   ---------- --------   -------   -------
 Randall W. White     2001     $110,000   $20,000     $   -0-       $   -0-    -0-      $  -0-   $   -0-
 Chairman of the      2000     $110,000   $20,000     $   -0-       $   -0-    -0-      $  -0-   $   -0-
 Board, President     1999     $110,000   $20,000     $   -0-       $   -0-    -0-      $  -0-   $   -0-
 and Treasurer

(1) Does not include the value of perquisites or other personal benefits because the aggregate amount of such compensation, if any, did not exceed the lesser of $50,000 or 10% of the annual salary and bonus in any of the three fiscal years reported in the Summary Compensation Table.

           OPTION EXERCISES DURING FISCAL YEAR ENDED FEBRUARY 28, 2001
                     AND OPTION VALUES AT FEBRUARY 28, 2001

     The following table sets forth certain information with respect to options exercised by the Company's President during the fiscal year ended February 28, 2001, and the number and value of unexercised stock options held by him at the end of the fiscal year.


                                                                                    VALUE OF
                                                            NUMBER OF              UNEXERCISED
                                                           UNEXERCISED            IN-THE-MONEY
                                                             OPTIONS                 OPTIONS
                       SHARES ACQUIRED      VALUE           AT FY-END               AT FY-END
    NAME                ON EXERCISE       REALIZED(2)  FEBRUARY 28, 2001(1)   FEBRUARY 28, 2001 (3)
    ----               ---------------    -----------  --------------------   ---------------------
    Randall W. White          -0-             -0-             275,200                 $  177,500

(1)  All unexercised options were exercisable as of February 28, 2001.

(2) Calculated by multiplying the number of shares acquired on exercise times the difference between (a) the closing stock price of the Common Stock at the exercise date and (b) the per share option exercise price.

(3) Calculated by multiplying the number of unexercised options times the difference between (a) the closing stock price of the Common Stock at February 28, 2001 and (b) the per share option exercise price.

                          COMPENSATION COMMITTEE REPORT

     The executive compensation policy is subjective and not subject to specific criteria. The compensation committee considers such factors as sales levels, earnings per share levels and return on equity in determining executive compensation.

Robert D. Berryhill
G. Dean Cosgrove

                          REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board of Directors (the Committee) is comprised of the three directors named below. Each member of the Committee is an independent director as defined by NASDAQ rules. The Audit Committee's activities are governed by a written charter adopted by the Board of Directors, a copy of which is attached as Appendix A to this Proxy Statement. The Committee has reviewed and discussed the Company's audited financial statements with management, which has primary responsibility for the financial statements. Deloitte & Touche LLP, the Company's independent auditor for fiscal year 2001, is responsible for expressing an opinion on the conformity of the Company's audited financial statements with accounting principles generally accepted in the United States of America. The Committee has discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended, which includes, among other items, matters relating to the conduct of an audit of the Company's financial statements. The Committee has received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees" and has discussed with Deloitte & Touche LLP their independence from the Company. Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended February 28, 2001 and in the Company's fiscal year 2001 Annual Report to Shareholders.

Submitted by the members of the Audit Committee of the Board of Directors,
G. Dean Cosgrove, Chairman
John M. Lare
James F. Lewis

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Deloitte & Touche LLP served as the Company's independent public accountants for the fiscal year ended February 28, 2001. The firm of Deloitte & Touche LLP has also been selected and approved by the Board of Directors as independent public accountants to make an audit of the financial statements of the Company for the fiscal year ended February 28, 2002. Representatives from Deloitte & Touche LLP are expected to be present at the annual meeting of shareholders, will be given the opportunity to make a statement if they so desire, and will be available to respond to any appropriate questions.

The following table sets forth the aggregate fees billed to the Company for the fiscal year ended February 28, 2001 by the Company's independent public accountants, Deloitte & Touche LLP.


                                 FINANCIAL INFORMATION
            AUDIT FEES            SYSTEMS DESIGN AND            OTHER
               (a)                  IMPLEMENTATION               (b)                 TOTAL FEES
            ----------           ---------------------         ------                ----------
               $52,600                            $ --         $7,000                   $59,600


(a) Includes fees and expenses for annual audit of financial statements and interim reviews of quarterly financial statements

(b) Includes fees for tax consulting

                              EMPLOYMENT CONTRACTS

     The Company has an employment agreement with Randall W. White, President of the Company, which expires March 1, 2003 and provides for annual compensation of $110,000.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

     Any shareholder proposal to be presented at the 2002 annual meeting should be directed to Randall W. White, President of the Company, at 10302 East 55th Place, Tulsa, Oklahoma 74146-6515, and must be received by the President on or before March 1, 2002. Any such proposal must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended.

                   COMPARISON OF FIVE-YEAR CUMULATIVE RETURNS
                               ON AN INDEXED BASIS

     The following graph compares the performance of the Company's Common Stock with the performance of the Nasdaq Stock Market Total Return Index and the Nasdaq Non-Financial Stock Index. The Center for Research in Security Prices ("CRSP") Index provided the Nasdaq indices used in this graph. The graph assumes $100 was invested on February 29, 1996 in each of the Company's Common Stock and the two Nasdaq indices.

     The graph displayed below is presented in accordance with SEC requirements. Stockholders are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future performance. The graph in no way reflects the Corporation's forecast of future financial performance.

                                PERFORMANCE GRAPH
                    COMPARISON OF FIVE-YEAR CUMULATIVE RETURN
            Among the Company, Nasdaq Stock Market Total Return Index
                      and Nasdaq Non-Financial Stock Index


                      EDUCATIONAL DEVELOPMENT CORPORATION
                          PERFORMANCE CHART FOR PROXY
                                    FY 2001

                                    [GRAPH]


                                               2/29/96   2/28/97   2/28/98   2/28/99   2/29/00   2/28/01
                                               -------   -------   -------   -------   -------   -------
NASDAQ Stock Market Total Return Index          100.00    119.30    163.00    212.31    433.69    198.08
NASDAQ Non-Financial Stock Index                100.00    115.05    154.95    207.19    452.99    194.45
EDC Stock                                       100.00     48.00     35.00     20.00     27.00     27.00

                     ANNUAL REPORTS AND FINANCIAL STATEMENTS

     The proxy statement is accompanied by the Annual Report of the Company for its fiscal year ended February 28, 2001. Shareholders are referred to such Annual Report for information about the Company's business and activities, but such Annual Report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy soliciting material.

     COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO SECTION 13 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, WILL BE PROVIDED WITHOUT CHARGE TO RECORD OR BENEFICIAL OWNERS OF SHARES ENTITLED TO VOTE AT THE MEETING. Written requests for copies of said report should be directed to Randall W. White, President of the Company, at the Company's corporate headquarters located at 10302 East 55th Place, Tulsa, Oklahoma 74146-6515.

                                  OTHER MATTERS

     Management does not intend to present and does not have any reason to believe that others will present at the annual meeting any item of business other than as stated in the Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the meeting, it is the intention of the persons named as proxies in the accompanying form of Proxy to vote the shares represented thereby in accordance with their best judgment and discretionary authority to do so is included in the Proxy.

                         BY ORDER OF THE BOARD OF DIRECTORS

                         /s/ RANDALL W. WHITE
                         CHAIRMAN OF THE BOARD AND PRESIDENT


TULSA,  OKLAHOMA
MAY 21, 2001

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER

     The Audit Committee shall consist of three members as determined by the Board of Directors. The members of the Audit Committee will meet the independence and experience requirements of the NASDAQ Stock Exchange. The Chairman of the Audit Committee shall be designated by the Board.

     The function of the Audit Committee shall be to provide for effective oversight of the financial reporting process, the business risk process and adequacy of internal controls, relationships with external auditors, financial compliance issues, and to exercise the following powers and duties with respect to the following matters involving Educational Development Corporation:

1. Review and approval of the Corporation's annual financial statements, annual reports, registration statements, and material amendments to any of them, as filed with the U.S. Securities and Exchange Commission, and recommendations to the Board regarding the Board's execution of them;

2. Review of the Corporation's programs for compliance with applicable financial disclosure requirements;

3. Review of the auditing of the Corporation's financial statements with the independent public accountants, including the plan, fees and the results of their auditing engagements;

4. Review of a formal written statement provided by the Corporation's outside auditing firm and engaging in a dialogue with such firm regarding the non-audit professional services provided by such firm, any other relationships between the Corporation and such firm and the related fees and other compensation paid to such firm, considering the possible effect they have on the independence of such firm;

5. Recommendations to the Board regarding the engagement of independent public accountants;

6. Review of the Corporation's processes to maintain an adequate system of internal controls;

7. Review of material related party transactions between the Corporation and officers, directors or key employees;

8. Direct and supervise investigation into matters within the scope of the Audit Committee's duties;

9. Recommend to the Board regarding any proposal received from any stockholder concerning any of the foregoing matters which the stockholder proposes to present for action by the Corporation's stockholders; and

10. Perform such other duties and responsibilities as may be assigned to the Audit Committee by the Board.

     In carrying out these duties and responsibilities, the Committee shall have full access to the independent public accountants, any of the Corporation's non-employee attorneys and advisors, and executive and financial management in scheduled joint sessions or private meetings as in its judgment it deems appropriate. Similarly, the Corporation's independent public accountants and executive and financial management will have full access to the Committee and to the Board of Directors and each is responsible for bringing before this Committee or its Chair in a timely manner any matter he/she feels appropriate to the discharge of the Committee's responsibility.

                                      * * *

     While the Audit Committee has the duties and responsibilities set forth in this charter, the Audit Committee is not responsible for planning or conducting the audit or for determining whether the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Similarly, it is not the responsibility of the Audit Committee to resolve disagreements, it any, between management and the independent auditors or to ensure that the Company complies with all laws and regulations.

                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF SHAREHOLDERS
                       EDUCATIONAL DEVELOPMENT CORPORATION

                                  JUNE 26, 2001

                 PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED



------------------------------------------------------------------------------------------------------------------------------------

 A [X]  PLEASE MARK YOUR
        VOTES AS IN THIS
        EXAMPLE.



                                    WITHHOLD
                      FOR the      AUTHORITY
                      listed        for the
                      nominee     listed nominee
 1. UPON THE
    ELECTION OF         [ ]           [ ]            NOMINEE: CLASS III DIRECTOR     The foregoing is as set forth in the Notice
    DIRECTORS:                                                RANDALL W. WHITE       of said meeting and in the accompanying
                                                                                     Proxy Statement, receipt of which are hereby
    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE                                      acknowledged.
    FOR ANY INDIVIDUAL NOMINEE, WRITE THAT
    NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)                                     THIS PROXY WILL BE VOTED AS INDICATED BY THE
                                                                                     SHAREHOLDER(S). IF NO CHOICE IS INDICATED ON
    --------------------------------------------                                     THE ABOVE PROPOSAL, THIS PROXY WILL BE VOTED
                                                                                     FOR SUCH PROPOSAL.

                                                                                     The board of Directors knows of no other
                                                                                     proposals to come before this meeting. IF
                                                                                     ANY OTHER MATTERS SHOULD BE BROUGHT BEFORE
                                                                                     THE MEETING, THE PERSONS NAMED IN THIS PROXY
                                                                                     OR THEIR SUBSTITUTES WILL VOTE THIS PROXY ON
                                                                                     SUCH MATTERS IN ACCORDANCE WITH THEIR BEST
                                                                                     JUDGEMENT.

                                                                                     The undersigned hereby revokes any Proxy
                                                                                     heretofore given, and ratifies all that said
                                                                                     proxies may lawfully do or cause to be done
                                                                                     by virtue hereof.

                                                                                     PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                                                                                     CARD PROMPTLY.






                                              (L.S.)                                             (L.S.)   DATE:             , 2001
---------------------------------------------        -------------------------------------------               ------------
NOTE:    Please sign exactly as your name or names appear on this Proxy and when signing as attorney, executor, administrator, trustee or guardian, give your full title as such. If the signatory is a corporation, sign the full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized person(s).

--------------------------------------------------------------------------------


                       EDUCATIONAL DEVELOPMENT CORPORATION
                  10302 EAST 55TH PLACE, TULSA, OKLAHOMA 74146

                                      PROXY
    THIS PROXY IS BEING SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS
                  ANNUAL MEETING OF SHAREHOLDERS, JUNE 26, 2001

         The undersigned hereby appoints Randall W. White and W. Curtis Fossett, or either or both of them, proxies of the undersigned, with full power of substitution, to vote all shares of Educational Development Corporation ("EDC") owned by or standing in the name of the undersigned, at the Annual Meeting of Shareholders of EDC, to be held at the Sheraton Tulsa, 10918 East 41st Street, Tulsa, Oklahoma, on June 26, 2001, at 2:00 o'clock P.M., local time, and at any adjournments.


                           (CONTINUED ON REVERSE SIDE)